UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Pennsylvania Ave NW, Suite 700

Washington, DC 20004

(Address of principal executive offices, including zip code)

(202) 600-5757

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market, LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, on December 22, 2023, BurTech Acquisition Corp. (the “Company” or “BurTech”), BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”), and for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company and affiliate of the Company (“Burkhan”), entered into an Agreement and Plan of Merger (as amended on April 22, 2024, October 24, 2024 and November 21, 2024, and as may be further amended and/or amended and restated, the “Merger Agreement”), pursuant to which Merger Sub will merge (the “Merger ”) with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a wholly owned subsidiary of the Company, on the terms and subject to the conditions set forth therein (collectively with the other transactions described in the Merger Agreement, the “Business Combination”).

On December 23, 2024, the Company held a special meeting in lieu of the 2024 annual meeting of the stockholders of BurTech (the “Special Meeting”) in connection with the Business Combination and other related matters, as described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on December 2, 2024 (the “Proxy Statement”). Present at the Special Meeting were holders of 13,260,778 shares of the Company’s common stock (“Common Stock”) in person or by proxy, representing approximately 87.5% of the voting power of the Common Stock as of November 12, 2024, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 15,162,663 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Organizational Documents Proposal, each of the Advisory Organizational Documents Proposals (on a non-binding advisory basis), the election of each director nominee pursuant to the Election of Directors Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Nasdaq Proposal, in each case as defined and described in greater detail in the Proxy Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the other proposals each received a sufficient number of votes for approval.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

1.	Proposal No. 1 — The “Business Combination Proposal” — The proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 22, 2023, as amended on April 22, 2024, October 24, 2024 and November 21, 2024, by and among BurTech, BurTech Merger Sub Inc., Blaize, Inc., and for the limited purposes set forth therein, Burkhan Capital LLC, pursuant to which Merger Sub will merge with and into Blaize, with Blaize surviving the Merger as a wholly owned subsidiary of BurTech, and approve the merger and the other transactions contemplated by the Merger Agreement (the “Business Combination”), was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,737	4,041	0

2.	Proposal No. 2 — The “Organizational Documents Proposal” — The proposal to approve and adopt the proposed Third Amended and Restated Certificate of Incorporation (the “Proposed Charter”) and the proposed Amended and Restated Bylaws (the “Proposed Bylaws”) of the post-Business Combination combined Company (“New Blaize”), was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,692	4,086	0

3.	Proposals No. 3 — The “Advisory Organizational Documents Proposals” — The proposal to approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter and the Proposed Bylaws, were each approved:

•	Proposal No. 3A — The proposal to increase the authorized shares to 600,000,000 shares of common stock, par value $0.0001 per share of New Blaize and increase the authorized shares of preferred stock to 20,000,000 shares of preferred stock, par value $0.0001 per share of New Blaize, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,254,995	5,783	0

•	Proposal No. 3B — The proposal to require an affirmative vote of 662∕3% of the voting power of all then-outstanding shares of New Blaize Common Stock to alter, amend, or repeal ARTICLES IV, V, VI, VII, VIII, IX and X of the Proposed Charter, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,553	4,225	0

•	Proposal No. 3C — The proposal to require an affirmative vote of 662∕3% of the voting power of all then-outstanding shares of New Blaize Common Stock to alter, amend, or repeal the Proposed Bylaws, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,640	4,138	0

•	Proposal No. 3D — The proposal to approve and adopt the Proposed Charter to eliminate certain provisions related to BurTech’s status as a blank check company, including changing BurTech’s name from “BurTech Acquisition Corp.” to “Blaize Holdings, Inc.” and to remove the requirement to dissolve the Company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination, which the board of directors of the Company believes are necessary to adequately address the needs of BurTech immediately following the consummation of the Business Combination, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,605	4,173	0

•	Proposal No. 3E — The proposal to require an affirmative vote of 662∕3% of the voting power of all then outstanding shares of New Blaize Common Stock to remove any individual director or the entire board of directors, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,553	4,225	0

•	Proposal No. 3F — The proposal to approve and adopt the Proposed Charter and the Proposed Bylaws to provide that special meetings of the stockholders may be called only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, or the President, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,508	4,270	0

4.	Proposal No. 4 — The “Election of Directors Proposal” — The proposal to elect, effective at the Closing, seven (7) directors to serve on the New Blaize Board until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,505	4,173	100

5.	Proposal No. 5 — The “Equity Incentive Plan Proposal” — The proposal to approve and adopt the Blaize Holdings, Inc. 2024 Incentive Award Plan, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,254,454	5,871	453

6.	Proposal No. 6 — The “Employee Stock Purchase Plan Proposal” — The proposal to approve and adopt the Blaize Holdings, Inc. 2024 Employee Stock Purchase Plan, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,239	4,086	453

7.	Proposal No. 7 — The “Nasdaq Proposal” — The proposal to approve, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of shares of BurTech Class A Common Stock pursuant to the Merger Agreement in connection with the Business Combination, was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,256,692	4,086	0

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURTECH ACQUISITION CORP.

	By:	/s/ Shahal Khan
		Name:	Shahal Khan
		Title:	Chief Executive Officer

Dated: December 30, 2024